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There are several reasons why it is especially important today for women to become more active investors. They tend to live longer than men do -- this is a statistical fact. Historically, they also tend to earn less during their careers than do their male counterparts. This lower level of income over the life of a career often means that women make smaller contributions to their individual retirement plans, put away fewer retirement benefit dollars, and receive less in monthly Social Security benefits when they do retire.

According to research, the average woman has historically been less involved in managing her own financial future than the average male. Moreover, those women who do invest have a tendency to make more conservative choices than men. In the recent bull market this may have reduced the income available for their retirement years.

The good news is that the workplace and societal trends continue to evolve, and many more women are now actively participating in their financial future. However, some woman still hesitate to take charge of their investments and need to be encouraged to take action now to build their personal wealth for the future. Fortunately, there has never been a better time to get started. Your personal investment plan could be as easy as three simple steps: decide, learn, and act.

The first step is to decide that regular investing and systematically saving your money to build wealth is a top personal priority. Determine what you can afford to set aside, and be disciplined about making regular savings deposits for the long-term.

Second, learning more will help you determine what income you will realistically need to continue your lifestyle and address other financial priorities. Consider expenses such as college for your children or grandchildren, buying a retirement home, caring for your aging parents, or starting a new business. These and other factors could cause you to go back to the first step and reevaluate what you might need to set aside (the "can" set aside may become "must" set aside!).

The last step - taking action - can be the most difficult step, or the easiest. The best way to get started is to find an independent, professional financial advisor whom you trust to review your plans. Your advisor can direct you toward the options that will best meet your needs.

You will probably find that mutual funds can play a significant role in helping you achieve your financial goals by providing a diversified investment. Often, there are tax advantages to building future wealth. For instance, your Individual Retirement Account (IRA) is tax deferred, so income invested in it is not taxed until you begin withdrawal at retirement. Talk this approach over with your advisor, or call one of our representatives directly to receive information about how the (link)Lindner Family of Funds could be part of your long-term investment strategy.

To contact a Lindner Mutual Funds Customer Service Representative, call 1-800-955-7777 or email (mail link)customer-service@lindnerfunds.com.

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